Palmer Square Long/Short Credit Fund
A series of Investment Managers Series Trust

Supplement dated August 7, 2015
to the Prospectus and Statement of Additional Information dated November 26, 2014, and the Summary Prospectus dated December 1, 2014

New Investment Policy

The following supplements the section titled “Investment Restrictions” in the Fund’s SAI:

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may invest in shares of securities of registered open-end investment companies or registered unit investment trusts subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Notice Relating to the Investment Advisor’s Portfolio Managers:

Effective immediately, Daniel C. Cox is no longer a portfolio manager of the Fund. All references in the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information to Daniel C. Cox are hereby removed.  Angie K. Long, Christopher D. Long and Benjamin J. Esty will continue to be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Please file this Supplement with your records.